VITAL SIGNS, INC.
                         1991 DIRECTOR STOCK OPTION PLAN


     1. Purpose of the Plan. The purpose of this Stock Option Plan ("Plan"), to be known as the "Vital Signs, Inc. 1991 Director Stock Option Plan", is to attract qualified personnel to accept positions of responsibility as directors with Vital Signs, Inc., a New Jersey corporation ("Company"), to provide incentives for persons to remain on the Board of the Company and to induce personnel to maximize the Company's performance during the terms of their options.

     2. Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the following meanings:

          (a) "Anniversary Date" shall mean, for each member of the Board, the first date after March 1, 1991 on which he or she is elected to the Board and each annual anniversary of such date on which such person continues to serve on the Board.

          (b) "Board" shall mean the Board of Directors of the company.

          (c) "Change in Control Event" means any of the following events:

               (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company, other than any person or group of persons who held such total voting power on the date that this Plan was first adopted by the Board, possessing 33-1/3% or more of the total voting power of the capital stock of the Company;

               (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company; or

               (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 80; (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

          (d) "Committee" shall mean a committee of the Board designated by the Board and consisting solely of members of the Board (at least two in number) who have not, during the twelve months preceding their election to such committee, been granted any stock option under the Plan or the Company's 1990 Employee Stock Option Plan or granted or awarded any equity securities pursuant to any other plan of the Company or its affiliates.

          (e) "Common Stock" shall mean the Company's common stock, without par value, or if, pursuant to the adjustment provisions of Section 11 hereof, another security is substituted for the Common Stock, such other security.

          (f) "Effective Date" shall mean the date on which the Plan is approved by the shareholders of the Company.

          (g) "Fair Market Value" shall mean the fair market value of the Common Stock on the Grant Date or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Committee in accordance with generally accepted valuation principles and such other factors as the Committee reasonably deems relevant.

          (h) "Grant Date" shall mean the date on which an option is granted.

          (i) "Mandatory Options" shall mean options granted pursuant to Section 7(a) hereof.

          (j)  "Non-mandatory  Options" shall mean options  granted  pursuant to
     Section 7(b) hereof.

          (k) "Option" shall mean the right, granted pursuant to the Plan, to purchase one or more shares of Common Stock.

          (l) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

          (m) "Outside Director" shall mean any member of the Board who, on any of such person's Anniversary Dates, shall not have been compensated (directly or indirectly) by the Company or any of the Company's subsidiaries as an employee, consultant or advisor during the twelve months preceding such-Anniversary Date (other than reimbursement for out-of-pocket expenses or compensation pursuant to the Plan).

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          (n) "Selected Outside Director" shall mean any member of the Board who
     (i) on his or her last Anniversary Date was an Outside Director and (ii) since his or her last Anniversary Date, has not been compensated (directly or indirectly) by the Company or any of the Company's subsidiaries as an employee, consultant or advisor (other than reimbursement for out-of-pocket expenses or compensation pursuant to the Plan).

     3. Stock Subject to the Plan. There will be reserved for use upon the exercise of Options granted from time to time under the Plan an aggregate of 100,000 shares of Common Stock, subject to adjustment as provided in Section 11 hereof. The Board shall determine from time to time whether all or part of such 100,000 shares shall be authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company and which are held in its treasury. If any option granted under the Plan should expire or terminate for any reason without having been exercised in full, the unpurchased shares shall become available for the grant of options under the Plan.

     4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full discretion:

          (a) To designate those Selected Outside Directors to whom Non-mandatory Options shall be granted, to designate the number of shares to be covered by each Non-mandatory Option and to determine the time or times at which Non-mandatory Options shall be granted;

          (b) To determine the exercise price of options granted hereunder, subject to Section 7(b) hereof;

          (c) To interpret the Plan;

          (d) To promulgate, amend and rescind rules and regulations relating to the Plan, provided, however, that no such rules or regulations shall be inconsistent with any of the terms of the Plan;

          (e) To subject any option to such additional restrictions and conditions (not inconsistent with the Plan) as may be specified when granting the Option; and

          (f)  To  make  all  other   determinations   in  connection  with  the
     administration of the Plan.

     5. Eligibility. The only persons who shall be eligible to receive Mandatory options under the Plan shall be persons who, on their applicable Anniversary Date, constitute Outside Directors, The only persons who shall be eligible to receive Non-mandatory options under the Plan shall be persons who, on the Grant Date for the applicable Non-Mandatory option, constitute Selected Outside Directors. Notwithstanding the foregoing, no member of the


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

Committee shall be eligible to receive Options under the Plan while such person is serving on the Committee.

     6. Term. No Option shall be granted under the Plan more than ten years after the date that the Plan is first adopted by the Hoard.

     7. Grant of Stock Options. The following provisions shall apply with respect to Options granted hereunder:

          (a) Mandatory Options. At the close of business on each Anniversary Date of each Outside Director during the term of the Plan, the Company shall grant to such Outside Director an Option to purchase four thousand (4.000) shares of Common Stock (subject to adjustment pursuant to section 11 hereof).

          (b) Non-Mandatory Options. The Committee shall have the right to grant Non-Mandatory options to Special Outside Directors from time to time during the term of the Plan,

          (c) Option Price. The price at which shares of Common Stock shall be purchased upon exercise of an Option shall be equal to the Fair Market Value of such shares on the Grant Date.

          (d) Expiration. Except as otherwise provided in Section 10 hereof, each Option shall cease to be exercisable ten years after the date on which it is granted.

     8. Exercise of Options. Unless the exercise date of an option is accelerated pursuant to Section 12 hereof or unless the Committee otherwise provides at the time that an Option is granted, the following provisions shall apply with respect to the exercise of Options:

          (a) During the first year after the Grant Date of an Option, such Option may only be exercised as to up to 50% of the shares of Common Stock covered thereby.

          (b) During the first two years after the Grant Date of an option, such Option may only be exercised as to up to 758 of the shares of Common Stock initially covered thereby, and the limitation set forth in Section 8(a) hereof may not be contravened.

          (c) An Option may be exercised in its entirety or as to any portion thereof at any time more than two years after the Grant Date of such Option, until the term of such option expires or otherwise ends.

     9. Method of Exercise. To the extent permitted by Section 8 hereof, Optionees may exercise their Options from time to time by giving written notice to the Company.


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The  date of  exercise  shall be the date on which  the  Company  receives  such notice. Such notice shall be on a form furnished by the Company and shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against payment in full of the option price for the number of shares to be delivered, such payment to be by a certified or bank cashier's check and/or, if permitted by the Committee in its discretion, by transfer to the Company of capital stock of the Company having a Fair Market value (as determined pursuant to Section 2(f)) on the date of exercise equal to the excess of the purchase price for the shares purchased over the amount (if any) of the certified or bank cashier's check. If the Optionee (or other person entitled to exercise the Option) shall fail to accept delivery of and pay for all or any part of the shares specified in his notice when the Company shall tender such shares to him, his right to exercise the option with respect to such unpurchased shares may be terminated.

     10. Termination of Board Status. In the event that an Optionee ceases to serve on the Board for any reason other than cause, death or disability, such Optionees options shall automatically terminate three months after the date on which such service terminates, but in any event not later than the date on which such options would terminate pursuant to Section 7(d) hereof. In the event that an Optionee is removed from the Board by means of a resolution which recites that the Optionee is being removed solely for cause, such Optionees options shall automatically terminate on the date such removal is effective. In the event that an Optionee ceases to serve on the Board by reason of death or disability, an Option exercisable by him shall terminate one year after the date of death or disability of the Optionee, but in any event not later than the date on which such options would terminate pursuant to Section 7(d) hereof. During such time after death, an Option may only be exercised by the Optionees personal representative, executor or administrator, as the case may be. No exercise permitted by this Section 10 shall entitle an Optionee or his personal representative, executor or administrator to exercise any portion of any option beyond the extent to which such option is exercisable pursuant to Section 8 hereof on the date such Optionee ceases to serve on the Board.

     11. Changes in Capital Structure. In the event that, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, reclassification, stock split-up, combination of shares, exchange of shares, or comparable transaction occurring on a date subsequent to the date the Plan is first approved by the Board, the outstanding shares of Common Stock of the Company are hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation, then appropriate adjustments shall be made by the Board to the number and kind of shares reserved for issuance under the Plan upon the grant and exercise of options and the number and kind of shares subject to the automatic grant provisions of Section 7(a) hereof. In addition, the Board shall make appropriate adjustments to the number and kind of shares subject to outstanding options, and the purchase price per share under outstanding options shall be appropriately adjusted consistent with such change. In no event shall fractional shares be


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

issued or issuable pursuant to any adjustment made under this Section 11. The determination of the Board as to any adjustment shall be final and conclusive.

     12. Mandatory Exercise: Acceleration. Notwithstanding anything to the contrary set forth in the Plan, in the event that the Company should adopt a plan of complete liquidation, the Company may give an Optionee written notice thereof requiring such Optionee either (a) to exercise hiss or her Mandatory options and/or Non-Mandatory Options within thirty days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such options or any unexercised portion thereof. The Company shall take such action with respect to Mandatory options if it takes similar action under its 1990 Employee Stock Option Plan or any successor plan thereto (collectively, the "Employee Plan") and shall refrain from taking such action with respect to mandatory options if it refrains from taking similar action under the Employee Plan. Those options which the Company requests to be exercised and which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the applicable Optionee shall have no further rights with respect to such Options. Notwithstanding any provision herein to the contrary, all Mandatory Options and Non-Mandatory Options granted hereunder shall be fully exercisable at such time as a Change in Control Event occurs.

     13. Option Grant. Each grant of an Option under the Plan will be evidenced by a document in such form as the Committee may from time to time approve. Such document will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an Option. The Committee may require an Optionee, as a condition to the grant or exercise of an option or the issuance or delivery of shares upon the exercise of an option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may doom consistent with the Plan or the terms and conditions of the option agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Optionee to execute and deliver documents (including the investment letter described in Section 19), containing such representations, warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

     14. Investment-Letter. If required by the Committee, each Optionee shall agree to execute a statement directed to the Company, upon each and every exercise by such Optionee of any Options, that shares issued thereby are being acquired for investment purposes only and not with a view to the redistribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933, as amended, or (2) exempt from such registration in the opinion of Company counsel. If required by the Committee, certificates representing shares of Common Stock issued upon exercise of options shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.



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

     15. Requirements of Law. The granting of Options, the issuance of shares upon the exercise of an option, and the delivery of shares upon the payment therefor shall be subject to compliance with all applicable laws, rules, and regulations. Without limiting the generality of the foregoing, the Company shall not be obligated to sell, issue or deliver any shares unless all required approvals from governmental authorities and stock exchanges shall have been obtained and all applicable requirements of governmental authorities and stock exchanges shall have been complied with.

     16. Tax Withholding. The Company, as and when appropriate, shall have the right to require each Optionee purchasing or receiving shares of Common Stock under the Plan to pay any federal, state, or local taxes required by law to be withheld.

     17. Nonassignabilitv. No Option shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder, in which event the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Except as otherwise provided in the immediately preceding sentence, during an optionee's lifetime, no person other than the Optionee may exercise his or her options.

     18. Optionee Rights as Shareholder and Board An Optionee shall have no rights as a shareholder of the Company with respect to any shares subject to an option until the option has been exercised and the certificate with respect to the shares purchased upon exercise of the option has been duly issued and registered in the name of the Optionee. Nothing in the Plan shall be deemed to give an Optionee any right to a continued position on the Board nor shall it be deemed to give any person any other right not specifically and expressly provided in the Plan.

     19. Termination and Amendment. The Board may at any time terminate or amend the Plan as it may deem advisable, except that (i) no such termination or amendment shall adversely affect any Optionee with respect to any right which has accrued under the Plan in regard to any option granted prior to such termination or amendment, (ii) Sections 7(a) and 7(c) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder, and (iii) no such amendment shall be effective without approval of the stockholders of the Company if the effect of such amendment is to (a) materially increase the number of shares of Common Stock authorized for issuance pursuant to the Plan (otherwise than pursuant to Section 11), (b) increase the number of shares of Common Stock subject to Mandatory Options, (c) reduce the exercise price of Options, (d) materially modify the requirements as to eligibility for participation in the Plan or (e) materially increase the benefits accruing to participants under the Plan. By accepting any Option under the Plan, each Outside Director acknowledges that any such termination or amendment effected in accordance with the Plan shall be applicable to such outside Director with respect to any of such Outside Director's Anniversary Dates occurring after such termination or amendment.



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

     20. Effective Date. Notwithstanding Board approval of the Plan, this Plan shall not be effective until the Effective Date. All options granted prior to the Effective Date shall be subject to the condition that the stockholders of the Company approve the Plan within one year after the Board initially approves the plan.

     21. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Plan within a period of time which ends or falls an a Sunday or legal holiday, such period shall be deemed to end or fall on the next date following such Sunday or legal holiday which is not a Sunday or legal holiday.